                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Luqman Arnold, Robert B. Mills, Robert C. Dinerstein and Regina Dolan, and each of them, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any post-effective amendments relating to the registration statement (file number 333-46930), initially filed on Form F-1 and to be amended on Form F-3, relating to the registration of medium-term notes of UBS AG, and to file any such amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                 NAME                                 TITLE                               DATE
                 ----                                 -----                               ----
                                           President of Group Executive
         /s/ Luqman Arnold                  Board (principal executive
--------------------------------------        officer and principal                    May 9, 2001
            Luqman Arnold                       financial officer)


          /s/ Hugo Schaub                  Group Controller (principal                 May 9, 2001
--------------------------------------         accounting officer)
             Hugo Schaub


          /s/ Marcel Ospel                 Chairman and Member of Board                May 9, 2001
--------------------------------------             of Directors
             Marcel Ospel


         /s/ Alberto Togni                       Vice Chairman
--------------------------------------        and Member of Board of                   May 9, 2001
            Alberto Togni                           Directors


         /s/ Markus Kundig                       Vice Chairman
--------------------------------------        and Member of Board of                   May 9, 2001
            Markus Kundig                           Directors


    /s/  Johannes Antonie de Gier                Vice Chairman
--------------------------------------        and Member of Board of                   May 9, 2001
       Johannes Antonie de Gier                     Directors


          /s/  Peter Bockli
--------------------------------------           Member of Board of                    May 9, 2001
             Peter Bockli                            Directors


        /s/ Sir Peter Davis
--------------------------------------           Member of Board of                    May 9, 2001
           Sir Peter Davis                           Directors


         /s/ Eric Honegger
--------------------------------------           Member of Board of                    May 9, 2001
            Eric Honegger                            Directors

                 NAME                                 TITLE                               DATE
                 ----                                 -----                               ----
        /s/ Rolf A. Meyer
--------------------------------------           Member of Board of                 May 9, 2001
            Rolf A. Meyer                            Directors


       /s/ Hans Peter Ming
--------------------------------------           Member of Board of                 May 9, 2001
           Hans Peter Ming                           Directors


   /s/ Lawrence Allen Weinbach
--------------------------------------           Member of Board of                 May 9, 2001
       Lawrence Allen Weinbach                       Directors